UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2015

Hines Global REIT, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 17, 2015, Hines Global REIT, Inc. (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

With respect to the proposal to ratify the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, stockholders holding 150,491,951 shares voted in favor of the proposal, stockholders holding 819,018 shares voted against the proposal and stockholders holding 1,621,184 shares abstained from voting on the proposal. There were no broker non-votes with respect to this proposal because the brokers had discretionary voting power with respect to this proposal. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

After the Company’s stockholders had ratified the selection of Deloitte & Touche at the annual meeting, the Company determined to adjourn the meeting in order to continue to solicit proxies with respect to the proposal to elect nominees to serve as directors. Due to the significant number of proxies received that represent broker non-votes with respect to this proposal, the Company has determined that it will continue to solicit proxies with respect to this proposal in order to obtain the affirmative vote of holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting. The annual meeting will resume in order to hold a vote with respect to the proposal to elect nominees to serve as directors on September 29, 2015 in the 2nd floor Conference Center of Williams Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 at 9:30 a.m., local time.

Item 7.01 Regulation FD Disclosure.

Sherri W. Schugart, the President and Chief Executive Officer of the Company, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

99.1 2015 Shareholder Meeting Presentation

Statements in this Current Report on Form 8-K, and the exhibit furnished herewith, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions, share redemptions, the completion of pending acquisitions and the Company’s strategic priorities are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES GLOBAL REIT, INC.

September 18, 2015	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	2015 Shareholder Meeting Presentation